                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 18, 2000, included in Georgia Gulf Corporation's Form 10-K for the year ended
December 31, 1999 and to all references to our firm included in this registration statement.

ARTHUR ANDERSEN LLP

Atlanta, Georgia
April 20, 2000